UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 7, 2005

                      NATIONAL TAX CREDIT PARTNERS, L.P.
            (Exact name of Registrant as specified in its charter)


            California                0-18541                 95-4205231
      (State or other jurisdiction  (Commission            (I.R.S. Employer
           of incorporation)        File Number)        Identification Number)

                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


                                 (864) 239-1000
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01   Other Events

National  Tax  Credit  Partners,  L.P.  (the  "Registrant")  owns  a 5%  limited partnership interest in Countryview Columbus Limited Partnership ("Countryview"). On March 7, 2005, Countryview sold its investment property, consisting of 152 units, to a third party for a sales price of $3,950,000. After Countryview's repayment of the mortgage encumbering its investment property, establishment of an escrow for a legal matter, and payment of accounts payable, it is anticipated that advances payable to the Registrant will be partially repaid.




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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                NATIONAL TAX CREDIT PARTNERS, L.P.


                                By: National Partnership Investments
                                    Corporation
                                    General Partner

                                By: /s/Brian H. Shuman
                                    Brian H. Shuman
                                    Senior Vice President and Chief  Financial
                                    Officer


                              Date: March 15, 2005